                                    Supplement to Prospectus Dated May 1, 2002
                                          Supplement dated June 28, 2002

This  Supplement  should be retained with the current  Prospectus  for your  variable  annuity  contract  issued by
American  Skandia  Life  Assurance  Corporation  ("American  Skandia").  If you do not have a  current  prospectus, please contact American Skandia at 1-800-SKANDIA.

A.                                           PORTFOLIO/SUB-ACCOUNT NAME CHANGE

AST INVESCO Equity Income Portfolio/Sub-account

Effective  July 1, 2002,  the AST INVESCO  Equity  Income  portfolio  will  change its name to AST INVESCO  Capital
Income.  All  references in the  Prospectus to AST INVESCO  Equity Income are deleted and replaced with AST INVESCO
Capital Income.

                                               B. INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

The investment objective and/or policy of certain Sub-accounts has changed as follows:

Montgomery Variable Series - Emerging Markets: The following is added to the investment objective/policy:
                                                                -----
"Effective  July 31, 2002,  the Portfolio  will seek  long-term  capital  appreciation  under normal  conditions by investing  at least 80% of its total  assets in stocks of  companies  of any size based in the  world's  developing economies."

GAL3 - SUPP. (06/28/2002)                                     1                                                          92001B0702